Exhibit 99.1

AssetMark Reports $82.1B Platform Assets for Second Quarter 2022

CONCORD, Calif., August 3, 2022 (GLOBE NEWSWIRE) — AssetMark Financial Holdings, Inc. (NYSE: AMK) today announced financial results for the quarter ended June 30, 2022.

Second Quarter 2022 Financial and Operational Highlights

•	Net income for the quarter was $25.3 million, or $0.34 per share.
•	Adjusted net income for the quarter was $32.4 million, or $0.44 per share, on total revenue of $151.2 million.
•	Adjusted EBITDA for the quarter was $49.6 million, or 32.8% of total revenue.
•

Platform assets decreased 2.9% year-over-year and 9.6% quarter-over-quarter to $82.1 billion, due to negative market impact net of fees of $10.1 billion, partially offset by quarterly net flows of $1.4 billion.

•	Year-to-date annualized net flows as a percentage of beginning-of-year platform assets were 7.5%.
•

More than 4,500 new households and 193 new producing advisors joined the AssetMark platform during the second quarter. In total, as of June 30, 2022 there were almost 8,700 advisors (approximately 2,700 were engaged advisors) and over 220,000 investor households on the AssetMark platform.

•	We realized an 17.4% annualized production lift from existing advisors for the second quarter, indicating that advisors continued to grow organically and increase wallet share on our platform.

“Our financial results in the second quarter reflect AssetMark’s evolution from a traditional TAMP to a full-service wealth management platform. We realized record numbers in revenue, adjusted EBITDA, and net income, all while expanding adjusted EBITDA margins 150 bps year-over-year,” said Natalie Wolfsen, CEO of AssetMark. “Our recently announced acquisition of Adhesion Wealth will further expand our addressable market and strengthen our ability to serve the rapidly-growing RIA segment. We will continue to execute on our growth strategy to serve advisors with unparalleled service, sophisticated investment solutions, and flexible technology.”

Second Quarter 2022 Key Operating Metrics

2Q22	2Q21	Variance per year
Operational metrics:			
Platform assets (at period-beginning) (millions of dollars)	90,818	78,880	15.1%
Net flows (millions of dollars)	1,363	2,228	(38.8%)
Market impact net of fees (millions of dollars)	(10,054)	3,487	NM
Acquisition impact (millions of dollars)	-	-	NM
Platform assets (at period-end) (millions of dollars)	82,127	84,594	(2.9%)
Net flows lift (% of beginning of year platform assets)	1.5%	3.0%	(150 bps)
Advisors (at period-end)	8,688	8,496	2.3%
Engaged advisors (at period-end)	2,663	2,691	(1.0%)
Assets from engaged advisors (at period-end) (millions of dollars)	74,994	77,352	(3.0%)
Households (at period-end)	220,172	196,474	12.1%
New producing advisors	193	201	(4.0%)
Production lift from existing advisors (annualized %)	17.4%	26.6%	(920 bps)
Assets in custody at ATC (at period-end) (millions of dollars)	63,055	63,394	(0.5%)
ATC client cash (at period-end) (millions of dollars)	3,700	2,590	42.9%
Financial metrics:			
Total revenue (millions of dollars)	151	128	18.1%
Net income (loss) (millions of dollars)	25.3	10.0	153.8%
Net income (loss) margin (%)	16.8%	7.8%	900 bps
Capital expenditure (millions of dollars)	10.0	9.2	8.6%
Non-GAAP financial metrics:			
Adjusted EBITDA (millions of dollars)	49.6	40.0	24.0%
Adjusted EBITDA margin (%)	32.8%	31.3%	150 bps
Adjusted net income (millions of dollars)	32.4	26.6	22.1%

Note: Percentage variance based on actual numbers, not rounded results

Webcast and Conference Call Information

AssetMark will host a live conference call and webcast to discuss its second quarter 2022 results. In conjunction with this earnings press release, AssetMark has posted an earnings presentation on its investor relations website at http://ir.assetmark.com. Conference call and webcast details are as follows:

•	Date: August 3rd, 2022
•	Time: 2:00 p.m. PT; 5:00 p.m. ET
•

Phone: Listeners can pre-register for the conference call here:
https://ige.netroadshow.com/registration/q4inc/11351/assetmark-financial-holdings-inc-2q22-earnings-conference-call/. Upon registering, you will be provided with participant dial-in numbers, passcode and unique registrant ID. In the 10 minutes prior to the call start time, you may use the conference access information (dial in number, direct event passcode and registrant ID) provided in the confirmation email received at the point of registering to join the call directly.

•

Webcast: http://ir.assetmark.com. Please access the website 10 minutes prior to the start time. The webcast will be available in recorded form at http://ir.assetmark.com for 14 days from August 3rd, 2022.

About AssetMark Financial Holdings, Inc.

AssetMark is a leading provider of extensive wealth management and technology solutions that power independent financial advisors and their clients. Through AssetMark, Inc., its investment advisor subsidiary registered with the Securities and Exchange Commission, AssetMark operates a platform that comprises fully integrated technology, personalized and scalable service and curated investment platform solutions designed to make a difference in the lives of advisors and their clients. AssetMark had $82.1 billion in platform assets as of June 30, 2022 and has a history of innovation spanning more than 25 years.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, including statements regarding our future financial and operating performance, which involve risks and uncertainties. Actual results may differ materially from the results predicted, and reported results should not be considered as an indication of future performance. Forward-looking statements include all statements that are not historical facts and can be identified by terms such as “will,” “may,” “could,” “should,” “believe,” “expect,” “estimate,” “potential” or “continue,” the negative of these terms and other comparable terminology that conveys uncertainty of future events or outcomes. These forward-looking statements involve known and unknown risks, uncertainties, assumptions and other factors that may cause actual results to differ materially from statements made in this press release, including our ability to close the Adhesion acquisition and expand our addressable market, business strategies, our operating and financial performance and general market, economic and business conditions. Other potential risks and uncertainties that could cause actual results to differ from the results predicted include, among others, those risks and uncertainties included under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” in our Annual Report on

Form 10-K for the year ended December 31, 2021, which is on file with the Securities and Exchange Commission and available on our investor relations website at http://ir.assetmark.com. Additional information will be set forth in our Quarterly Report on Form 10-Q for the quarter ended June 30, 2022, which is expected to be filed on August 8, 2022. All information provided in this release is based on information available to us as of the date of this press release and any forward-looking statements contained herein are based on assumptions that we believe are reasonable as of this date. Undue reliance should not be placed on the forward-looking statements in this press release, which are inherently uncertain. We undertake no duty to update this information unless required by law.

AssetMark Financial Holdings, Inc.

Unaudited Condensed Consolidated Balance Sheets

(in thousands except share data and par value)

	June 30, 2022	December 31, 2021
	(unaudited)
ASSETS
Current assets:
Cash and cash equivalents	$116,537	$76,707
Restricted cash	13,000	13,000
Investments, at fair value	13,225	14,498
Fees and other receivables, net	12,497	9,019
Income tax receivable, net	7,630	6,276
Prepaid expenses and other current assets	13,252	14,673
Total current assets	176,141	134,173
Property, plant and equipment, net	7,916	8,015
Capitalized software, net	81,364	73,701
Other intangible assets, net	705,351	709,693
Operating lease right-of-use assets	22,576	22,469
Goodwill	437,154	436,821
Other assets	3,103	2,090
Total assets	$1,433,605	$1,386,962
LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities:
Accounts payable	$2,246	$2,613
Accrued liabilities and other current liabilities	50,313	56,249
Total current liabilities	52,559	58,862
Long-term debt, net	115,203	115,000
Other long-term liabilities	15,100	16,468
Long-term portion of operating lease liabilities	28,368	28,316
Deferred income tax liabilities, net	159,257	158,930
Total long-term liabilities	317,928	318,714
Total liabilities	370,487	377,576
Stockholders’ equity:
Common stock, $0.001 par value (675,000,000 shares authorized and 73,745,114 and 73,562,717 shares issued and outstanding as of June 30, 2022 and December 31, 2021, respectively)	74	74
Additional paid-in capital	935,243	929,070
Retained earnings	127,801	80,242
Total stockholders’ equity	1,063,118	1,009,386
Total liabilities and stockholders’ equity	$1,433,605	$1,386,962

AssetMark Financial Holdings, Inc.

Unaudited Condensed Consolidated Statements of Income

(in thousands, except share and per share data)

	Three Months Ended June 30,		Six Months Ended June 30,
	2022	2021	2022	2021
Revenue:
Asset-based revenue	$139,249	$124,690	$281,325	$240,503
Spread-based revenue	7,150	2,672	9,105	5,278
Subscription-based revenue	3,259	—	6,577	—
Other revenue	1,549	680	2,503	1,267
Total revenue	151,207	128,042	299,510	247,048
Operating expenses:
Asset-based expenses	40,266	35,818	81,953	71,912
Spread-based expenses	641	868	1,046	1,544
Employee compensation	39,973	39,447	80,263	106,749
General and operating expenses	22,223	16,316	44,282	33,805
Professional fees	5,494	5,018	11,227	9,278
Depreciation and amortization	7,711	9,730	15,180	19,201
Total operating expenses	116,308	107,197	233,951	242,489
Interest expense	1,488	774	2,647	1,545
Other expenses, net	78	(22)	206	(37)
Income before income taxes	33,333	20,093	62,706	3,051
Provision for income taxes	7,993	10,107	15,147	1,981
Net income	25,340	9,986	47,559	1,070
Net comprehensive income	$25,340	$9,986	$47,559	$1,070
Net income per share attributable to common stockholders:
Basic	$0.34	$0.14	$0.65	$0.02
Diluted	$0.34	$0.14	$0.65	0.02
Weighted average number of common shares outstanding, basic	73,631,588	71,922,179	73,601,852	71,176,386
Weighted average number of common shares outstanding, diluted	73,692,278	72,155,068	73,651,172	71,231,337

AssetMark Financial Holdings, Inc.

Unaudited Condensed Consolidated Statements of Cash Flows

(in thousands)

	Six Months Ended June 30,
	2022	2021
CASH FLOWS FROM OPERATING ACTIVITIES
Net income	$47,559	$1,070
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	15,180	19,201
Interest	407	370
Deferred income taxes	—	226
Share-based compensation	6,173	40,104
Debt acquisition write-down	130	—
Changes in certain assets and liabilities:
Fees and other receivables, net	(3,145)	47
Receivables from related party	(333)	(43)
Prepaid expenses and other current assets	3,887	1,913
Accounts payable, accrued liabilities and other current liabilities	(13,236)	(5,220)
Income tax receivable and payable, net	(1,354)	(4,383)
Net cash provided by operating activities	55,268	53,285
CASH FLOWS FROM INVESTING ACTIVITIES
Purchase of investments	(1,780)	(1,927)
Sale of investments	361	174
Purchase of property and equipment	(1,222)	(421)
Purchase of computer software	(17,180)	(16,974)
Net cash used in investing activities	(19,821)	(19,148)
CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from credit facility draw down	—	75,000
Proceeds from issuance of long-term debt, net	122,508	—
Payments on revolving credit facility	(115,000)	—
Payments on term loan	(3,125)	—
Net cash provided by financing activities	4,383	75,000
Net change in cash, cash equivalents, and restricted cash	39,830	109,137
Cash, cash equivalents, and restricted cash at beginning of period	89,707	81,619
Cash, cash equivalents, and restricted cash at end of period	$129,537	$190,756
SUPPLEMENTAL CASH FLOW INFORMATION
Income taxes paid	$16,905	$7,672
Interest paid	$1,376	$985
Non-cash operating activities:
Non-cash changes to right-of-use assets	$2,161	$(2,140)
Non-cash changes to lease liabilities	$2,161	$(2,140)

Explanations and Reconciliations of Non-GAAP Financial Measures

In addition to our results determined in accordance with U.S. generally accepted accounting principles (“GAAP”), we believe adjusted EBITDA, adjusted EBITDA margin and adjusted net income, all of which are non-GAAP measures, are useful in evaluating our performance. We use adjusted EBITDA, adjusted EBITDA margin and adjusted net income to evaluate our ongoing operations and for internal planning and forecasting purposes. We believe that such non-GAAP financial information, when taken collectively, may be helpful to investors because it provides consistency and comparability with past financial performance. However, such non-GAAP financial information is presented for supplemental informational purposes only, has limitations as an analytical tool and should not be considered in isolation or as a substitute for, or superior to, financial information prepared and presented in accordance with GAAP.

Other companies, including companies in our industry, may calculate similarly titled non-GAAP measures differently or may use other measures to evaluate their performance, all of which could reduce the usefulness of our non-GAAP financial measures as tools for comparison.

Investors are encouraged to review the related GAAP financial measures and the reconciliation of these non-GAAP financial measures to their most directly comparable GAAP financial measures and not rely on any single financial measure to evaluate our business.

Adjusted EBITDA and Adjusted EBITDA Margin

Adjusted EBITDA is defined as EBITDA (net income plus interest expense, income tax expense, depreciation and amortization and less interest income), further adjusted to exclude certain non-cash charges and other adjustments set forth below. Adjusted EBITDA margin is defined as adjusted EBITDA divided by total revenue. Adjusted EBITDA and adjusted EBITDA margin are useful financial metrics in assessing our operating performance from period to period because they exclude certain items that we believe are not representative of our core business, such as certain material non-cash items and other adjustments such as share-based compensation, strategic initiatives and reorganization and integration costs. We believe that adjusted EBITDA and adjusted EBITDA margin, viewed in addition to, and not in lieu of, our reported GAAP results, provide useful information to investors regarding our performance and overall results of operations for various reasons, including:

•

non-cash equity grants made to employees at a certain price and point in time do not necessarily reflect how our business is performing at any particular time; as such, share-based compensation expense is not a key measure of our operating performance; and

•

costs associated with acquisitions and the resulting integrations, debt refinancing, restructuring, litigation and conversions can vary from period to period and transaction to transaction; as such, expenses associated with these activities are not considered a key measure of our operating performance.

We use adjusted EBITDA and adjusted EBITDA margin:

•	as measures of operating performance;
•	for planning purposes, including the preparation of budgets and forecasts;
•	to allocate resources to enhance the financial performance of our business;
•	to evaluate the effectiveness of our business strategies;
•	in communications with our board of directors concerning our financial performance; and
•	as considerations in determining compensation for certain employees.

Adjusted EBITDA and adjusted EBITDA margin have limitations as analytical tools, and should not be considered in isolation to, or as substitutes for, analysis of our results as reported under GAAP. Some of these limitations are:

•	adjusted EBITDA and adjusted EBITDA margin do not reflect all cash expenditures, future requirements for capital expenditures or contractual commitments;
•	adjusted EBITDA and adjusted EBITDA margin do not reflect changes in, or cash requirements for, working capital needs;
•	adjusted EBITDA and adjusted EBITDA margin do not reflect interest expense on our debt or the cash requirements necessary to service interest or principal payments; and
•

the definitions of adjusted EBITDA and adjusted EBITDA margin can differ significantly from company to company and as a result have limitations when comparing similarly titled measures across companies.

Set forth below is a reconciliation from net income, the most directly comparable GAAP financial measure, to adjusted EBITDA for the three and six months ended June 30, 2022 and 2021 (unaudited).

	Three Months Ended June 30,		Three Months Ended June 30,
(in thousands except for percentages)	2022	2021	2022	2021
Net income	$25,340	$9,986	16.8%	7.8%
Provision for income taxes	7,993	10,107	5.3%	7.9%
Interest income	(227)	(73)	(0.2)%	(0.1)%
Interest expense	1,488	774	1.0%	0.6%
Depreciation and amortization	7,711	9,730	5.1%	7.6%
EBITDA	$42,305	$30,524	28.0%	23.8%
Share-based compensation(1)	3,031	6,676	2.0%	5.2%
Reorganization and integration costs(2)	3,313	1,283	2.2%	1.0%
Acquisition expenses(3)	799	1,471	0.5%	1.2%
Business continuity plan(4)	105	61	0.1%	0.1%
Office closures(5)	—	46	—	—
Other expense, net	78	(22)	0.1%	—
Adjusted EBITDA	$49,631	$40,039	32.9%	31.3%

	Six Months Ended June 30,		Six Months Ended June 30,
(in thousands except for percentages)	2022	2021	2022	2021
Net income	$47,559	$1,070	15.9%	0.4%
Provision for income taxes	15,147	1,981	5.1%	0.8%
Interest income	(258)	(98)	(0.1)%	—
Interest expense	2,647	1,545	0.9%	0.6%
Amortization/depreciation	15,180	19,201	5.1%	7.8%
EBITDA	80,275	23,699	26.9%	9.6%
Share-based compensation(1)	6,173	40,104	2.1%	16.2%
Reorganization and integration costs(2)	6,319	5,779	2.1%	2.3%
Acquisition expenses(3)	934	4,288	0.3%	1.7%
Business continuity plan(4)	220	132	0.1%	0.1%
Office closures(5)	—	167	—	0.1%
Other expenses	206	(37)	0.1%	—
Adjusted EBITDA	$94,127	$74,132	31.6%	30.0%

(1)

“Share-based compensation” represents granted share-based compensation in the form of RSA, restricted stock unit, stock option, and stock appreciation right grants by us to certain of our directors and employees. Although this expense occurred in each measurement period, we have added the expense back in our calculation of adjusted EBITDA because of its noncash impact.

(2)

“Reorganization and integration costs” includes costs related our functional reorganization within our Operations, Technology and Retirement functions as well as duplicate costs related to the outsourcing of back-office operations functions. While we have incurred such expenses in all periods measured, these expenses serve varied reorganization and integration initiatives, each of which is non-recurring. We do not consider these expenses to be part of our core operations.

(3)	“Acquisition expenses” includes employee severance, transition and retention expenses, duplicative general and administrative expenses and other professional fees related to acquisitions.

(4)

“Business continuity plan” includes incremental compensation and other costs that are directly related to a transition to a primarily remote workforce in 2021 and transition to a hybrid workforce in 2022, and other costs due to the COVID-19 pandemic.

(5)	“Office closures” represents one-time expenses related to closing facilities.

Set forth below is a summary of the adjustments involved in the reconciliation from net income and net income margin, the most directly comparable GAAP financial measures, to adjusted EBITDA and adjusted EBITDA margin for the three and six months ended June 30, 2022 and 2021, broken out by compensation and non-compensation expenses (unaudited).

	Three Months Ended June 30, 2022			Three Months Ended June 30, 2021
(in thousands)	Compensation	Non- Compensation	Total	Compensation	Non- Compensation	Total
Share-based compensation(1)	$3,031	$—	$3,031	$6,676	$—	$6,676
Reorganization and integration costs(2)	1,209	2,104	3,313	726	557	1,283
Acquisition expenses(3)	—	799	799	509	962	1,471
Business continuity plan(4)	(2)	107	105	12	49	61
Office closures(5)	—	—	—	—	46	46
Other expenses, net	—	78	78	—	(22)	(22)
Total adjustments to adjusted EBITDA	$4,238	$3,088	$7,326	$7,923	$1,592	$9,515

	Three Months Ended June 30, 2022			Three Months Ended June 30, 2021
(in percentages)	Compensation	Non- Compensation	Total	Compensation	Non- Compensation	Total
Share-based compensation(1)	2.0%	—	2.0%	5.2%	—	5.2%
Reorganization and integration costs(2)	0.8%	1.4%	2.2%	0.6%	0.4%	1.0%
Acquisition expenses(3)	—	0.5%	0.5%	0.4%	0.7%	1.1%
Business continuity plan(4)	—	0.1%	0.1%	—	—	—
Office closures(5)	—	—	—	—	—	—
Other expenses, net	—	0.1%	0.1%	—	—	—
Total adjustments to adjusted EBITDA margin %	2.8%	2.1%	4.9%	6.2%	1.1%	7.3%

	Six Months Ended June 30, 2022			Six Months Ended June 30, 2021
(in thousands)	Compensation	Non- Compensation	Total	Compensation	Non- Compensation	Total
Share-based compensation(1)	$6,173	$—	$6,173	$40,104	$—	$40,104
Reorganization and integration costs(2)	1,995	4,324	6,319	2,933	2,846	5,779
Acquisition expenses(3)	—	934	934	1,225	3,063	4,288
Business continuity plan(4)	(2)	222	220	12	120	132
Office closures(5)	—	—	—	—	167	167
Other expenses	—	206	206	—	(37)	(37)
Total adjustments to adjusted EBITDA	$8,166	$5,686	$13,852	$44,274	$6,159	$50,433

	Six Months Ended June 30, 2022			Six Months Ended June 30, 2021
(in percentages)	Compensation	Non- Compensation	Total	Compensation	Non- Compensation	Total
Share-based compensation(1)	2.1%	—	2.1%	16.2%	—	16.2%
Reorganization and integration costs(2)	0.7%	1.4%	2.1%	1.2%	1.2%	2.4%
Acquisition expenses(3)	—	0.3%	0.3%	0.5%	1.2%	1.7%
Business continuity plan(4)	—	0.1%	0.1%	—	—	—
Office closures(5)	—	—	—	—	0.1%	0.1%
Other expenses	—	0.1%	0.1%	—	—	—
Total adjustments to adjusted EBITDA margin %	2.8%	1.9%	4.7%	17.9%	2.5%	20.4%

(1)

“Share-based compensation” represents granted share-based compensation in the form of RSA, restricted stock unit, stock option, and stock appreciation right grants by us to certain of our directors and employees. Although this expense occurred in each measurement period, we have added the expense back in our calculation of adjusted EBITDA because of its noncash impact.

(2)

“Reorganization and integration costs” includes costs related to our functional reorganization within our Operations, Technology and Retirement functions as well as duplicate costs related to the outsourcing of back-office operations functions. While we have incurred such expenses in all periods measured, these expenses serve varied reorganization and integration initiatives, each of which is non-recurring. We do not consider these expenses to be part of our core operations.

(3)	“Acquisition expenses” includes employee severance, transition and retention expenses, duplicative general and administrative expenses and other professional fees related to acquisitions.
(4)

“Business continuity plan” includes incremental compensation and other costs that are directly related to a transition to a primarily remote workforce in 2021 and transition to a hybrid workforce in 2022, and other costs due to the COVID-19 pandemic.

(5)	“Office closures” represents one-time expenses related to closing facilities.

Adjusted Net Income

Adjusted net income represents net income before: (a) share-based compensation expense, (b) amortization of acquisition-related intangible assets, (c) acquisition and related integration expenses, (d) restructuring and conversion costs and (e) certain other expenses. Reconciled items are tax effected using the income tax rates in effect for the applicable period, adjusted for any potentially non-deductible amounts. We prepared adjusted net income to eliminate the effects of items that we do not consider indicative of our core operating performance. We have historically not used adjusted net income for internal management reporting and evaluation purposes; however, we believe that adjusted net income, viewed in addition to, and not in lieu of, our reported GAAP results, provides useful information to investors regarding our performance and overall results of operations for various reasons, including the following:

•

non-cash equity grants made to employees at a certain price and point in time do not necessarily reflect how our business is performing at any particular time; as such, share-based compensation expense is not a key measure of our operating performance;

•

costs associated with acquisitions and related integrations, restructuring and conversions can vary from period to period and transaction to transaction; as such, expenses associated with these activities are not considered a key measure of our operating performance; and

•

amortization expense can vary substantially from company to company and from period to period depending upon each company’s financing and accounting methods, the fair value and average expected life of acquired intangible assets and the method by which assets were acquired; as such, the amortization of intangible assets obtained in acquisitions is not considered a key measure of our operating performance.

Adjusted net income does not purport to be an alternative to net income or cash flows from operating activities. The term adjusted net income is not defined under GAAP, and adjusted net income is not a measure of net income, operating income or any other performance or liquidity measure derived in accordance with GAAP. Therefore, adjusted net income has limitations as an analytical tool and should not be considered in isolation to, or as a substitute for, analysis of our results as reported under GAAP. Some of these limitations are:

•	adjusted net income does not reflect all cash expenditures, future requirements for capital expenditures or contractual commitments;
•	adjusted net income does not reflect changes in, or cash requirements for, working capital needs; and
•	other companies in the financial services industry may calculate adjusted net income differently than we do, limiting its usefulness as a comparative measure.

The schedule set forth below presents the Company’s GAAP results from the Condensed Consolidated Statements of Income (unaudited) for the three and six months ended June 30, 2022 and 2021, with certain line items adjusted for the items described above. Included below is also a reconciliation from net income, the most directly comparable GAAP financial measure, to adjusted net income for the three and six months and years ended June 30, 2022 and 2021 (unaudited).

	Three Months Ended June 30,		Six Months Ended June 30,
	2022	2021	2022	2021
Revenue:
Asset-based revenue	$139,249	$124,690	$281,325	$240,503
Spread-based revenue	7,150	2,672	9,105	5,278
Subscription-based revenue	3,259	—	6,577	—
Other revenue	1,549	680	2,503	1,267
Total revenue	151,207	128,042	299,510	247,048
Adjusted operating expenses:
Asset-based expenses	40,266	35,818	81,953	71,912
Spread-based expenses	641	868	1,046	1,544
Adjusted employee compensation (1)	35,735	31,523	72,097	62,475
Adjusted general and operating expenses (1)	20,561	15,068	41,365	28,485
Adjusted professional fees (1)	4,146	4,653	8,664	8,402
Adjusted depreciation and amortization (2)	5,982	4,622	11,723	8,985
Total adjusted operating expenses	107,331	92,552	216,848	181,803
Interest expense	1,488	774	2,647	1,545
Adjusted other expense, net (1)	—	—	—	—
Adjusted income before income taxes	42,388	34,716	80,015	63,700
Adjusted provision for income taxes (3)	9,962	8,158	18,804	14,970
Adjusted net income	$32,426	$26,558	$61,211	$48,730
Net income per share attributable to common stockholders:
Adjusted earnings per share (4)	$0.44	$0.36	$0.83	$0.66
Weighted average number of common shares outstanding, diluted (4)	73,692,278	73,456,784	73,651,172	73,456,784

(1)	Consists of the adjustments to EBITDA listed in the adjusted EBITDA reconciliation table above.
(2)	Relates to intangible assets established in connection with HTSC’s acquisition of our Company in 2016.
(3)	Consists of the provision for income taxes under US GAAP and the estimated tax impact of expense adjustments and acquisition-related amortization.
(4)

In Q1 2022, we began using the diluted GAAP shares outstanding given that our restricted stock awards fully vested in 2021 resulting in no material reconciling differences compared to the adjusted diluted common shares outstanding historically used for calculating adjusted earnings per share.

Set forth below is a reconciliation from net income, the most directly comparable GAAP financial measure, to adjusted net income for the three and six months ended June 30, 2022 and 2021 (unaudited).

Reconciliation of Non-GAAP Presentation.	Three months ended June 30, 2022			Three months ended June 30, 2021
(in thousands)	GAAP	Adjustments	Adjusted	GAAP	Adjustments	Adjusted
Revenue:
Asset-based revenue	$139,249	$—	$139,249	$124,690	$—	$124,690
Spread-based revenue	7,150	—	7,150	2,672	—	2,672
Subscription-based revenue	3,259	—	3,259	—	—	—
Other revenue	1,549	—	1,549	680	—	680
Total revenue	151,207	—	151,207	128,042	—	128,042
Operating expenses:
Asset-based expenses	40,266	—	40,266	35,818	—	35,818
Spread-based expenses	641	—	641	868	—	868
Employee compensation (1)	39,973	(4,238)	35,735	39,447	(7,924)	31,523
General and operating expenses (1)	22,223	(1,662)	20,561	16,316	(1,248)	15,068
Professional fees (1)	5,494	(1,348)	4,146	5,018	(365)	4,653
Depreciation and amortization (2)	7,711	(1,729)	5,982	9,730	(5,108)	4,622
Total operating expenses	116,308	(8,977)	107,331	107,197	(14,645)	92,552
Interest expense	1,488	—	1,488	774	—	774
Other expenses, net (1)	78	(78)	—	(22)	22	—
Income before income taxes	33,333	9,055	42,388	20,093	14,623	34,716
Provision for income taxes (3)	7,993	1,969	9,962	10,107	(1,949)	8,158
Net income	$25,340		$32,426	$9,986		$26,558

(1)	Consists of the adjustments to EBITDA listed in the adjusted EBITDA reconciliation table above.
(2)	Relates to intangible assets established in connection with HTSC’s acquisition of our Company in 2016.
(3)	Consists of the provision for income taxes under US GAAP and the estimated tax impact of expense adjustments and acquisition-related amortization.

Reconciliation of Non-GAAP Presentation.	Six months ended June 30, 2022			Six months ended June 30, 2021
(in thousands)	GAAP	Adjustments	Adjusted	GAAP	Adjustments	Adjusted
Revenue:
Asset-based revenue	$281,325	$—	$281,325	$240,503	$—	$240,503
Spread-based revenue	9,105	—	9,105	$5,278	—	5,278
Subscription-based revenue	6,577	—	6,577	$—	—	—
Other revenue	2,503	—	2,503	$1,267	—	1,267
Total revenue	299,510	—	299,510	247,048	—	247,048
Operating expenses:
Asset-based expenses	81,953	—	81,953	71,912	—	71,912
Spread-based expenses	1,046	—	1,046	1,544	—	1,544
Employee compensation (1)	80,263	(8,166)	72,097	106,749	(44,274)	62,475
General and operating expenses (1)	44,282	(2,917)	41,365	33,805	(5,320)	28,485
Professional fees (1)	11,227	(2,563)	8,664	9,278	(876)	8,402
Depreciation and amortization (2)	15,180	(3,457)	11,723	19,201	(10,216)	8,985
Total operating expenses	233,951	(17,103)	216,848	242,489	(60,686)	181,803
Interest expense	2,647	—	2,647	1,545	—	1,545
Other expense, net (1)	206	(206)	—	(37)	37	—
Income before income taxes	62,706	17,309	80,015	3,051	60,649	63,700
Provision for income taxes (3)	15,147	3,657	18,804	1,981	12,989	14,970
Net income	$47,559		$61,211	$1,070		$48,730

(1)	Consists of the adjustments to EBITDA listed in the adjusted EBITDA reconciliation table above.
(2)	Relates to intangible assets established in connection with HTSC’s acquisition of our Company in 2016.
(3)	Consists of the provision for income taxes under US GAAP and the estimated tax impact of expense adjustments and acquisition-related amortization.

	Three Months Ended June 30, 2022			Three Months Ended June 30, 2021
(in thousands)	Compensation	Non- Compensation	Total	Compensation	Non- Compensation	Total
Net income			$25,340			$9,986
Acquisition-related amortization(1)	$—	$1,729	1,729	$—	$5,108	5,108
Expense adjustments(2)	1,207	3,010	4,217	1,248	1,613	2,861
Share-based compensation	3,031	—	3,031	6,676	—	6,676
Other expenses, net	—	78	78	—	(22)	(22)
Tax effect of adjustments(3)	(996)	(973)	(1,969)	(293)	2,242	1,949
Adjusted net income	$3,242	$3,844	$32,426	$7,631	$8,941	$26,558

	Six Months Ended June 30, 2022			Six Months Ended June 30, 2021
(in thousands)	Compensation	Non- Compensation	Total	Compensation	Non- Compensation	Total
Net income			$47,559			$1,070
Acquisition-related amortization(1)	$—	$3,457	3,457	$—	$10,216	10,216
Expense adjustments(2)	1,993	5,480	7,473	4,170	6,196	10,366
Share-based compensation	6,173	—	6,173	40,104	—	40,104
Other expenses, net	—	206	206	—	(37)	(37)
Tax effect of adjustments(3)	(1,919)	(1,738)	(3,657)	(980)	(12,009)	(12,989)
Adjusted net income	$6,247	$7,405	$61,211	$43,294	$4,366	$48,730

(1)	Relates to intangible assets established in connection with HTSC’s acquisition of our Company in 2016.
(2)	Consists of the adjustments to EBITDA listed in the adjusted EBITDA reconciliation table above other than share-based compensation.
(3)	Consists of the provision for income taxes under U.S. GAAP and the estimated tax impact of expense adjustments and acquisition-related amortization.

Contacts

Investors:

Taylor J. Hamilton, CFA

Head of Investor Relations

InvestorRelations@assetmark.com

Media:

Alaina Kleinman

Head of PR & Communications

alaina.kleinman@assetmark.com

SOURCE: AssetMark Financial Holdings, Inc.